UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 16, 2021

JPMorgan Chase & Co.

(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification no.)

383 Madison Avenue, New York, New York		10179

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common stock	JPM	The New York Stock Exchange

Depositary Shares, each representing a one-four hundredth interest in a share of 6.10% Non-Cumulative Preferred Stock, Series AA	JPM PR G	The New York Stock Exchange

Depositary Shares, each representing a one-four hundredth interest in a share of 6.15% Non-Cumulative Preferred Stock, Series BB	JPM PR H	The New York Stock Exchange

Depositary Shares, each representing a one-four hundredth interest in a share of 5.75% Non-Cumulative Preferred Stock, Series DD	JPM PR D	The New York Stock Exchange

Depositary Shares, each representing a one-four hundredth interest in a share of 6.00% Non-Cumulative Preferred Stock, Series EE	JPM PR C	The New York Stock Exchange

Depositary Shares, each representing a one-four hundredth interest in a share of 4.75% Non-Cumulative Preferred Stock, Series GG	JPM PR J	The New York Stock Exchange

Alerian MLP Index ETNs due May 24, 2024	AMJ	NYSE Arca, Inc.

Guarantee of Callable Step-Up Fixed Rate Notes due April 26, 2028 of JPMorgan Chase Financial Company LLC	JPM/28	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On March 16, 2021, JPMorgan Chase & Co. (the “Company”) closed public offerings of $2,000,000,000 aggregate principal amount of Fixed-to-Floating Rate Notes due 2024 (the “Fixed-to-Floating Rate Notes”) and $1,000,000,000 aggregate principal amount of Floating Rate Notes due 2024 (the “Initial Floating Rate Notes”).

Concurrently with the closing of the offerings of the Fixed-to-Floating Rate Notes and the Initial Floating Rate Notes, the Company closed a public offering of an additional $250,000,000 aggregate principal amount of Floating Rate Notes due 2024 (the “Additional Floating Rate Notes” and, together with the Fixed-to-Floating Rate Notes and the Initial Floating Rate Notes, the “Notes”).

The Notes were registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File No. 333-230098), as amended. In connection with these offerings, the legal opinions as to the legality of the Fixed-to-Floating Rate Notes, the Initial Floating Rate Notes and the Additional Floating Rate Notes are being filed as Exhibit 5.1, Exhibit 5.2 and Exhibit 5.3, respectively, to this report.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

5.1	Opinion of Simpson Thacher & Bartlett LLP as to the legality of the $2,000,000,000 aggregate principal amount of Fixed-to-Floating Rate Notes due 2024.

5.2	Opinion of Simpson Thacher & Bartlett LLP as to the legality of the $1,000,000,000 aggregate principal amount of Floating Rate Notes due 2024.

5.3	Opinion of Simpson Thacher & Bartlett LLP as to the legality of the $250,000,000 aggregate principal amount of Floating Rate Notes due 2024.

23.1	Consent of Simpson Thacher & Bartlett LLP (included as part of Exhibit 5.1).

23.2	Consent of Simpson Thacher & Bartlett LLP (included as part of Exhibit 5.2).

23.3	Consent of Simpson Thacher & Bartlett LLP (included as part of Exhibit 5.3).

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
(Registrant)

By:	/s/ Jordan A. Costa
Name:	Jordan A. Costa
Title:	Managing Director

Dated: March 16, 2021